UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 26, 2006

                         TENDERCARE INTERNATIONAL, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                           0-14697                  84-0898302
----------------------------        ------------------------       -------------
(State of other jurisdiction        (Commission File Number)    (I.R.S. Employer
     of incorporation)                  Identification No.)

       3925 North Hastings Way                                             54703
           Eau Claire, WI
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:          (715) 833.1750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events:

On July 26, 2006 TenderCare International, Inc. announced it has received a contract to make private label baby diapers and baby pull-ups for a large U.S. Grocery Retailer.

Statements made in this current report that are not historical facts may be forward looking statements. Actual events may differ materially from those projected in any forward-looking statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                               TENDERCARE INTERNATIONAL, INC.

Dated: July 26, 2006                           By: /s/ Edward Reiss
                                                   ----------------
                                               Name: Edward Reiss
                                               Title: Co-Chief Executive Officer